Long-Term Investments	6 Months Ended
Jun. 30, 2021
Investments, Debt and Equity Securities [Abstract]
Long-Term Investments
5 Long-term investments
Equity investments without readily determinable fair value
As of June 30, 2021, the carrying amount of the Company’s equity investments was RMB167,979 (US$26,017), net of RMB38,662 (US$5,988) in accumulated impairment. As of December 31, 2020, the carrying amount of the Company’s equity investments was RMB168,526, net of RMB38,739 in accumulated impairment. No impairment charges were recognized on equity investments without readily determinable fair value for the six months ended June 30, 2020 and 2021. The Company does not have any downward adjustments for the six months ended June 30, 2020 and 2021.
Total unrealized and realized gains and losses of equity investments without readily determinable fair values for the six months ended June 30, 2020 and 2021 were nil and nil, respectively.